UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a)

of The Securities Exchange Act of 1934

(Amendment No.    )

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PHARMACYCLICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PHARMACYCLICS, INC.

995 East Arques Avenue

Sunnyvale, California 94085

April 8, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Pharmacyclics, Inc. (the “Company”), which will be held at 11:00 a.m. local time on Thursday May 8, 2014 at the Company’s offices, 995 East Arques Avenue, Sunnyvale, California 94085. The Annual Meeting will be held for the following purposes:

1.	to elect seven (7) directors to serve until the 2015 annual meeting or until their successors are elected and qualified;

2.	to consider and approve the Company’s 2014 Equity Incentive Award Plan;

3.	to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

5.	to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement more fully describe the details of the business to be conducted at the Annual Meeting.

After careful consideration, the Company’s Board of Directors has unanimously approved proposals 1, 2, 3 and 4 and recommends that you vote IN FAVOR OF each such proposal.

After reading the Proxy Statement, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. If you later decide to attend the Annual Meeting in person and vote by ballot, only your vote at the Annual Meeting will be counted.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Robert W. Duggan Chairman of the Board and Chief Executive Officer

IMPORTANT

Please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope so that your shares may be voted if you are unable to attend the Annual Meeting.

PHARMACYCLICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 8, 2014

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Pharmacyclics, Inc., a Delaware corporation (the “Company”), will be held at 11:00 a.m. local time on May 8, 2014 at the Company’s offices, 995 East Arques Avenue, Sunnyvale, CA 94085, for the following purposes:

1.	to elect seven (7) directors to serve until the 2015 annual meeting or until their successors are elected and qualified;

2.	to consider and approve the Company’s 2014 Equity Incentive Award Plan (the “2014 Plan”);

3.	to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

5.	to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 31, 2014 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, for a period of ten (10) days immediately prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting. Then, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting, and vote by ballot, only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

This proxy statement and the accompanying Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about April 8, 2014.

Sincerely,

Richard B. Love Secretary

Sunnyvale, California

April 8, 2014

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PROXY STATEMENT

OF

2014 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

Pharmacyclics, Inc. (the “Company”) has delivered printed versions of these materials to you, in connection with the Company’s solicitation of proxies for use at the 2014 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, May 8, 2014 at 11:00 a.m. local time and at any postponement(s) or adjournment(s) thereof. These materials were first sent or made available to stockholders on April 8, 2014. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement (the “Proxy Statement”). The Annual Meeting will be held at the Company’s offices, 995 East Arques Avenue, Sunnyvale, California 94085.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting;

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2014; and

•	The proxy card or vote instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

Stockholders will vote on four items at the Annual Meeting:

•	The election of seven (7) directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify (Proposal No. 1);

•	To consider and approve the Company’s 2014 Plan (Proposal No. 2);

•	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3); and

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 4).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal No. 1);

•	“FOR” the approval of the Company’s 2014 Plan (Proposal No. 2);

•	“FOR” the approval of the advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3); and

•	“FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 4).

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 995 East Arques Avenue, Sunnyvale, California 94085. The Company’s main telephone number is (408) 774-0330.

How may I obtain an additional set of proxy materials?

All stockholders may write to us at the following address to request an additional copy of these materials:

Pharmacyclics, Inc.

995 East Arques Avenue

Sunnyvale, California 94085

Attention: Corporate Secretary

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Who may vote at the Annual Meeting?

Each share of the Company’s common stock has one vote on each matter. Only stockholders of record as of the close of business on March 31, 2014 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 75,025,090 shares of the Company’s common stock issued and outstanding, held by 79 holders of record.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, you are considered the stockholder of record with respect to those shares, and the proxy card was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

How do I vote?

You may vote using any of the following methods:

•	Proxy card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•

By telephone or the Internet.   If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

•

In person at the Annual Meeting.   All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to March 31, 2014, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on May 8, 2014 at 11:00 a.m., local time. You should allow adequate time for check-in procedures.

What are the voting requirements with respect to each of the proposals?

In the election of directors (Proposal No. 1), each director receiving an affirmative (“FOR”) plurality of the votes cast will be elected. You may withhold votes from any or all nominees. Abstentions will not affect the outcome of the vote on the proposal.

The proposal to approve the Company’s 2014 Incentive Plan (Proposal No. 2) requires the affirmative (“FOR”) votes of the majority of shares present or represented and voting on the matter. Thus, abstentions will have the same effect as a vote “AGAINST” the proposal.

The proposal to approve an advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3) requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the vote on the proposal.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 4) requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the vote on the proposal.

How are votes counted?

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

What is the quorum requirement for the Annual Meeting?

A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present in person at the Annual Meeting; or

•	Have properly voted on the Internet, by telephone or by submitting a proxy card by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record.   If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Robert W. Duggan and Manmeet S. Soni, and each of them, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 4) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

The election of directors (Proposal No. 1), the adoption of the Company’s new equity incentive award plan (Proposal No. 2), and the advisory resolution approving the compensation of the Company’s named executive officers (Proposal No. 3) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1, No. 2, and No. 3.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.

Can my broker vote my shares for me on the election of directors?

No. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please provide voting instructions on the election of directors so your vote can be counted.

How many votes do I have?

You are entitled to one vote for each share of common stock that you hold. As of the Record Date, there were 75,025,090 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?

The Company does not use cumulative voting for the election of directors.

What happens if a nominee for director does not stand for election?

If for any reason any nominee does not stand for election, any proxies that are received will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. The Company has no reason to expect that any of the nominees will not stand for election.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Robert W. Duggan and Manmeet S. Soni, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I obtain the Company’s corporate governance information?

The following information is available in print to any stockholder who requests it:

•	Restated Certificate of Incorporation of the Company, as amended

•	Amended and Restated By-laws of the Company

•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee

•	Code of Business Conduct and Ethics

•	Policy regarding stockholder communications with the Board

How may I obtain the 2013 Annual Report and other financial information?

A copy of the 2013 Annual Report is enclosed with this Proxy Statement. Stockholders may request another free copy of the 2013 Annual Report and other financial information by contacting the Company at:

Pharmacyclics, Inc.

995 East Arques Avenue

Sunnyvale, California 94085

Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2013 Annual Report at http://ir.pharmacyclics.com/annuals-proxies.cfm. We will also furnish any exhibit to the 2013 Annual Report if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations; SEC Filings, portion of our website, http://www.pharmacyclics.com/.

What if I have questions for the Company’s transfer agent?

Please contact Computershare, our transfer agent, with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Shareholder correspondence should be mailed to:

Computershare

P.O. BOX 30170

College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare

211 Quality Circle, Suite 210

College Station, TX 77845

Shareholder website:

www.computershare.com/investor

Shareholder online inquiries:

https://www-us.computershare.com/investor/Contact

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who is paying for the cost of this proxy solicitation?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company has retained MacKenzie Partners, Inc. to act as a proxy solicitor in conjunction with the Annual Meeting. The fees for these proxy solicitation services are not expected to exceed $10,000, plus reasonable and out-of-pocket expenses. If you have questions about the Annual Meeting, please call MacKenzie toll-free at (800) 322-2885 or (212) 929-5500 (call collect) or via email: proxy@mackenziepartners.com.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2015 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.   Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2015 annual meeting of stockholders must be received no later than December 9, 2014. In addition, all proposals will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Corporate Secretary by mail at 995 East Arques Avenue, Sunnyvale, California 94085.

Requirements for Stockholder Proposals to Be Brought Before the 2015 Annual Meeting of Stockholders and Director Nominations.   Notice of any proposal that a stockholder intends to present at the 2015 annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2015 annual meeting of stockholders, as well as any director nominations, must be delivered to the Company’s Corporate Secretary by mail at 995 East Arques Avenue, Sunnyvale, California 94085, not earlier than the close of business on January 8, 2015 and not later than the close of business on February 7, 2015. In addition, the notice must set forth the information required by the Company’s bylaws with respect to each director nomination or other proposal that the stockholder intends to present at the 2015 annual meeting of stockholders.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Pharmacyclics, Inc.

995 East Arques Avenue

Sunnyvale, California 94085

Attention: Corporate Secretary

Important Notice Regarding The Availability Of Proxy Materials For The Stockholders Meeting To Be Held On May 8, 2014

Under rules adopted by the Securities and Exchange Commission (“SEC”), we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at: http://ir.pharmacyclics.com/annuals-proxies.cfm

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE – ELECTION OF DIRECTORS

At the Annual Meeting, a Board consisting of seven (7) members will be elected to serve until the Company’s next Annual Meeting or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The independent members of the Board have accepted the recommendation of the Nominating and Corporate Governance Committee and have selected seven (7) nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unavailable or will decline to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF each of the nominees named below. The seven (7) candidates receiving the highest number of affirmative votes of all of the Votes Cast at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the Nominating and Corporate Governance Committee.

Vote Required and Board Recommendation

The seven (7) nominees receiving the highest number of affirmative votes of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting shall be elected as directors of the Company.

The Board recommends that stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company.

Information with Respect to Director Nominees

Set forth below is information regarding the nominees.

Name	Age	Position(s) with the Company	Director Since
Robert W. Duggan	69	Director, Chairman and CEO	2007
Robert F. Booth, Ph.D.	60	Director	2010
Kenneth A. Clark	55	Director	2012
Eric H. Halvorson	65	Director	2011
Minesh P. Mehta, M.D.	56	Director	2008
David D. Smith, Ph.D.	43	Director	2008
Richard A. van den Broek	48	Director	2009

Business Experience of Directors

Mr. Duggan has been a member of our Board since September 2007 and has served as Chief Executive Officer since September 2008. Mr. Duggan served as Chairman of the Board of Directors of Computer Motion, Inc., a computerized surgical systems company, from 1990 to 2003 and Chief Executive Officer from 1997. Computer Motion was acquired by Intuitive Surgical, Inc. in 2003. Mr. Duggan served on the Intuitive Surgical, Inc. Board from 2003 through March 2011. Mr. Duggan has been a private venture investor for more than 30 years and has participated as a director of, investor in, and advisor to numerous small and large businesses in the medical equipment, computer local and wide area network, PC hardware and software distribution, digital encryption, consumer retail goods and outdoor media communication industries. Mr. Duggan has also assisted in corporate planning, capital formation and management for his various investments. He received a U.S. Congressman’s Medal of Merit from Ron Paul in 1985 and in 2000 he was named a Knight of the Legion of Honor by President Jacques Chirac. He is a member of the University of California at Santa Barbara Foundation Board of Trustees. With over 10 years of combined service as Chief Executive Officer of two innovative health care companies and with a career spanning over 30 years as a venture investor and advisor for a broad range of companies, Mr. Duggan brings extensive expertise in vision, strategic development, planning, finance and management to our Board.

Dr. Booth joined the Company as a director in December 2010. Dr. Booth is currently the Chief Executive Officer of Virobay, Inc., a drug discovery and development company. Dr. Booth was also the Executive Chairman of Virobay, Inc. from 2006 to 2010 and served concurrently as an Operating Partner and Senior Advisor at TPG Biotech, a venture capital company. From 2006 to 2007, Dr. Booth served as the acting Chief Scientific Officer of Galleon Pharmaceuticals, a company which is developing new therapeutics for diseases of the respiratory system. From 2002 to 2006, Dr. Booth was the Chief Scientific Officer at Celera Genomics, where he was responsible for leading all discovery and development activities. The therapeutic areas pursued by Celera included oncology, autoimmunity, respiratory diseases and thrombosis. Dr. Booth was Senior Vice President at Roche Bioscience from 1989 to 2002, and was responsible for research and early development activities in the therapeutic areas of inflammation, autoimmunity, respiratory diseases, transplantation, bone diseases and viral diseases. Dr. Booth was a member of the Global Research Management Team and a member of the Business Development Committee, which oversaw licensing opportunities for Roche. During his time at Roche, Dr. Booth managed R&D organizations in both the United States and Europe. The Biology team for which Dr. Booth was responsible in the United Kingdom discovered and contributed to the development of saquinavir, the first HIV protease inhibitor to be launched. This achievement was recognized by the winning of the Prix Galien for Roche. Dr. Booth is currently a board member of Glialogix Inc., a company focused on new therapies for neurodegenerative diseases. Dr. Booth is Chairman of the Scientific Advisory Board and a Board Observer at Galleon Pharmaceuticals. He is also a member of the Scientific Advisory Boards of ShangPharma, Elcelyx Therapeutics and NaZura Biohealth Inc. Dr. Booth is also an advisor to the SPARK program at Stanford University. Dr. Booth received his Ph.D. and B.Sc. from the University of London in the field of biochemistry.

With over 25 years of experience in biopharmaceutical companies in Europe and the USA as well as his experience with the venture capital industry, Dr. Booth brings extensive technical and business expertise to our Board.

Mr. Clark has been a director of the Company since November 2012. Mr. Clark has been a member of the law firm Wilson Sonsini Goodrich & Rosati, PC, since 1993, and currently serves as a member of its Board of Directors. His practice has focused on strategic transactions in the biopharmaceutical industry for over 25 years, and has included several of the largest partnering transactions in the industry over that period. He holds a B.A. degree from Vanderbilt University and a law degree from the University of Texas at Austin.

With extensive experience in the biopharmaceutical industry and his more than twenty-five (25) years of experience with growth enterprises, Mr. Clark’s qualifications are of considerable importance to our Board.

Mr. Halvorson was elected as a director of the Company in December 2011. Mr. Halvorson is engaged in the practice of law and has been Of Counsel to the law firm of Stowell, Zeilenga, Ruth, Vaughn & Treiger, LLP since 2010. Mr. Halvorson was President and Chief Operating Officer of Salem Communications Corporation from 2007 to 2008. He was Executive Vice President and Chief Operating Officer of Salem Communications Corporation from 1995 to 2000. Prior to becoming Chief Operating Officer, he was the company’s Vice President and General Counsel for ten years. Mr. Halvorson was a member of the Board of Directors of Salem Communications Corporation from 1988 to 2008. He has been a member of the Board of Directors of Intuitive Surgical, Inc. since 2003. From 2000-2003, 2005-2007, 2009-2011 and 2013-2014, Mr. Halvorson was Executive in Residence at Pepperdine University and Adjunct Professor of Law at Pepperdine Law School. From 2003-2005, Mr. Halvorson served as President and Chief Executive Officer of The Thomas Kinkade Company. He was a partner at Godfrey & Kahn, a law firm based in Milwaukee, Wisconsin, from 1976-1985. Mr. Halvorson holds a B.S. in Accounting from Bob Jones University and a J.D. from Duke University School of Law.

With his substantial business, financial, legal and operational experience developed from working in a broad assortment of fields, Mr. Halvorson’s qualifications are of considerable importance to our Board.

Dr. Mehta was elected as a director of the Company in September 2008. Dr. Mehta is internationally recognized with respect to human clinical drug trial strategy, design and execution and has managed national and international trials of all sizes including International Phase 3 trials. He was Professor in the Department of Human Oncology at the University of Wisconsin’s School of Medicine and Public Health from 2002-2010, including being the Program Leader of the Imaging and Radiation Sciences Program of the Paul P. Carbone Comprehensive Cancer Center (UWCCC). Dr. Mehta was Chairman of the Department of Human Oncology from 1997 to 2007. From 2010-2012, he served as Professor of Radiation Oncology at Northwestern University in Chicago. Currently (since October 2012), he is Professor of Radiation Oncology at University of Maryland, and Director of the Maryland Proton Treatment Center in Baltimore, Maryland. He has previously been a member of the Board of Directors of the American Society for Therapeutic Radiology and Oncology (ASTRO, 2006-2010) and has chaired the Radiation Therapy Oncology Group (RTOG) Brain Tumor Committee since 1998. From 1997 to 2001, he served as an ad-hoc member of the FDA’s Technology Assessment Committee and from 2001 to 2005 he served on and eventually Chaired the FDA Radiological Devices Panel. He has more than 500 publications to his credit, especially in the areas of radiation therapy and translational and clinical cancer research. Dr. Mehta obtained his medical degree at the University of Zambia in 1981 and commenced his residency there at the Ndola Central Hospital. He moved to the University of Wisconsin, Madison, in 1984 and completed his residency in radiation oncology in 1988 when he took up an Assistant Professorship in Human Oncology, was promoted to Associate Professor and became the Director of the Radiation Oncology Residency Training Program. After serving as Vice-

Chairman and Interim Chairman, Dr. Mehta became Chair of Human Oncology and also a Professor in the Department of Neurological Surgery. Dr. Mehta has authored over 100 clinical protocols.

With his vast practical and academic oncology background, experience serving on several Scientific Advisory Boards and the experience gained from developing and managing a multi center radiotherapy academic-community system, Dr. Mehta provides our Board with medical and scientific expertise as well as the benefit of his significant knowledge of all aspects of clinical drug trial strategy, design and execution.

Dr. Smith was elected as a director of the Company in October 2008. Dr. Smith is a professor of biostatistics at City of Hope, a cancer research hospital in Los Angeles and holds a B.A. in Mathematics and a Ph.D. in Statistics. After his dissertation on integrating and synthesizing information in clinical and observational studies in oncology, he served as a Biostatistical Reviewer for the Division of Oncology Drug Products, U.S. Food and Drug Administration (FDA) for 3 years. During his tenure at the FDA, he reviewed more than 40 chemotherapy INDs and NDAs. He represented the FDA statistical perspective at five Oncologic Drugs Advisory Committee sessions, including three on the problems of missing data in outcomes research. After leaving the FDA in 2000, he went to City of Hope and the front lines of cancer research. While at City of Hope, he has designed and analyzed over 50 solid tumor and hematology protocols at all levels of development, from pre-clinical and marker discovery studies to Phase II/III trials. Dr. Smith has been a co-investigator on grants from the National Cancer Institute, National Institutes of Health, the American Cancer Society, the Susan G. Komen Breast Cancer Foundation and the Leukemia-Lymphoma Society. Dr. Smith is an author and coauthor of over 40 papers in peer-reviewed biostatistics, oncology, surgery, radiation, and immunology journals.

Dr. Smith provides our Board with the benefit of his experience as an FDA reviewer and his continuing professional interactions with the FDA, including preparing correspondence and developing clinical trial methodology alongside FDA statisticians.

Mr. van den Broek joined the Company as a director in December 2009. Since 2004, Mr. van den Broek has been Managing Partner of HSMR Advisors, LLC, an investment fund focused on the biotechnology industry. From 2000 through 2003 he was a Partner at Cooper Hill Partners, LLC, an investment fund focused on the healthcare sector. Prior to that Mr. van den Broek had a ten year career as a biotech analyst, starting at Oppenheimer & Co., then Merrill Lynch, and finally at Hambrecht & Quist. Mr. van den Broek is a Director of Special Diversified Opportunities, Inc., a director and member of the Compensation Committee at Response Genetics, Inc. and is a Director and member of the Remuneration Committee of CogState, Ltd., which is an Australia listed company. He is a graduate of Harvard University and is a Chartered Financial Analyst.

With his experience as a Partner in investment funds with investments in a wide variety of biotechnology and other healthcare companies and his years as a respected biotechnology analyst, Mr. van den Broek brings deep industry and financial expertise to our Board.

There are no family relationships among executive officers or directors of the Company.

Board Meetings, Independence, Committees and Compensation

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2013, the Board held six meetings. All directors attended at least 75% of the aggregate of all meetings of our Board and of the committees on which they served during the fiscal year ended December 31, 2013.

Current committee membership is as follows:

Directors:	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert W. Duggan	Chairman
Robert F. Booth, Ph.D.	Member		Member	Chairman
Kenneth A. Clark	Member
Eric H. Halvorson	Member	Chairman		Member
Minesh P. Mehta, M.D.	Member	Member
David D. Smith, Ph.D.	Member		Member	Member
Richard A. van den Broek	Member	Member	Chairman	Member

Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Board encourages directors to attend. One of the current Board members attended our 2013 annual stockholder meeting.

The Board has determined that, other than Mr. Duggan, all of the members of the Board during the fiscal year ended December 31, 2013 were “independent” as that term is defined in the Nasdaq Marketplace Rules. Mr. Duggan is not considered independent because he is an executive officer of the Company. The Board has further determined that each of Eric H. Halvorson, Richard A. van den Broek and Minesh P. Mehta, M.D., the members of the Company’s Audit Committee, satisfy the more restrictive independence requirements for Audit Committee members set forth in United States securities laws. The Board considered that Mr. Clark has been a member of the law firm Wilson Sonsini Goodrich & Rosati, PC (“WSGR”), since 1993, and currently serves as a member of its Board of Directors and that the Company has paid fees to WSGR during the fiscal year ended December 31, 2013, the transition period ended December 31, 2012 and the fiscal years ended June 30, 2012 and 2011. The Company determined that such fees paid to WSGR were less than 5% of the recipient’s consolidated gross revenue for the fiscal year ended December 31, 2013, the transition period ended December 31, 2012 and the fiscal years ended June 30, 2012 and 2011 and as such, determined that Mr. Clark is independent. As required under applicable Nasdaq Marketplace Rules, the Company’s independent directors meet regularly in executive session at which only they are present.

Audit Committee

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the

Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Committee is set forth in the Audit Committee charter. The Board had determined that all of the members of the Audit Committee for the fiscal year ended December 31, 2013 were “independent” as that term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has determined that Mr. Halvorson, the current Audit Committee Chairman, and Mr. van den Broek, the former Audit Committee Chairman, are both “audit committee financial experts” as defined by Item 407(d)(5) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). The Audit Committee held eight meetings during the fiscal year ended December 31, 2013.

Compensation Committee

The Compensation Committee reviews and approves the Company’s general compensation policies, sets compensation levels for the Company’s executive officers and administers the 2004 Equity Incentive Award Plan (the “2004 Plan”) and the Employee Stock Purchase Plan. The Compensation Committee has adopted a written charter. The Board had determined that all of the members of the Compensation Committee for the fiscal year ended December 31, 2013, were “independent” as that term is defined in the Nasdaq Marketplace Rules. The Compensation Committee held six meetings during the fiscal year ended December 31, 2013.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance (“NCG”) Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership and considers and recommends director nominees for approval by the Board and the stockholders. The NCG Committee has adopted a written charter. The NCG Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. The NCG Committee also takes a leadership role in shaping the corporate governance of the Company. The Board had determined that all of the members of the NCG Committee for the fiscal year ended December 31, 2013 were “independent” as that term is defined in the Nasdaq Marketplace Rules. The NCG Governance Committee held one meeting during the fiscal year ended December 31, 2013.

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including but not limited to whether it is appropriate to separate the roles of Chairman of the Board and Chief Executive Officer. In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.

At this time, the Board believes that Mr. Duggan, the Company’s Chief Executive Officer, is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board also believes that combining the positions of Chairman of the Board and Chief Executive Officer is the most effective leadership structure for the Company at this time, as the combined position enhances Mr. Duggan’s ability to provide insight and direction on strategic initiatives to both management and the Board, facilitating the type of information flow between management and the Board that is necessary for effective governance. Although the Board does not have a Lead Independent Director position, the Board believes that each director’s knowledge of the Company and industry as a result of his or her years of service on the Board and in the industry, and the fact that, other than Mr. Duggan, each of the current directors is independent, the independent directors are able to provide appropriate independent oversight of management and to hold management accountable for the execution of strategy.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board as necessary at Board meetings regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Director Nomination and Communication with Directors

Criteria for Nomination to the Board

In evaluating director nominees, the NCG Committee considers the following factors:

•	the appropriate size of the Board;

•	the level of technical, scientific, operational, strategic and/or economic knowledge of the Company’s business and industry;

•	experience at the senior executive or board level of a public company;

•	integrity and commitment to the highest ethical standards;

•	whether the candidate possesses complementary skills and background with respect to other Board members; and

•	the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

In selecting the slate of nominees to be recommended by the NCG Committee to the Board, and in an effort to maintain a proper mix of directors that results in a highly effective governing body, the NCG Committee also considers such factors as the diverse skills and characteristics of all director nominees; the occupational, geographic and age diversity of all director nominees; the particular skills and ability of each nominee to understand financial statements and finance matters generally; the particular skills and experience of each nominee in managing and/or assessing risk; community involvement of each nominee; and, the independence status of each nominee under the Nasdaq Marketplace Rules and applicable law and regulation.

The objective of the NCG Committee is to structure a Board that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. In doing so, the NCG Committee also considers candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated minimum criteria for director nominees. The NCG Committee may, however, consider such other factors as it deems are in the best interests of the Company and its stockholders.

The NCG Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the NCG Committee decides not to nominate a member for re-election, the Committee will identify the desired skills and experience of a new nominee as outlined above, providing that the Board determines to fill the vacancy. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future.

Stockholder Proposals for Nominees and Other Communications

The NCG Committee will consider proposed nominees whose names are submitted to it by stockholders. If a stockholder wishes to suggest a proposed name for consideration, he or she must follow our procedures regarding the submission of stockholder proposals. Our amended and restated bylaws permit stockholders to nominate directors for election at our annual meeting of stockholders as long as stockholders provide the Company with proper notice of such nomination. Any notice of director nomination must meet all of the requirements contained in our bylaws and include other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the nominee’s consent to serve as a director. Stockholders may send recommendations for director nominees or other communications to the Board or any individual director c/o Corporate Secretary, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California, 94085. All communications received are reported to the Board or the individual directors, as appropriate. For any stockholder to make a director nomination at the Company’s 2015 annual meeting, the stockholder must follow the procedures which are described above under “Deadline for Receipt of Stockholder Proposals.”

Code of Ethics and Committee Charters

The Board has also adopted a formal code of conduct that applies to all of our employees, officers and directors. The latest copy of our Code of Business Conduct and Ethics is available in the “Compliance and Ethics” section, and the Charters of the Audit Committee, the Compensation Committee and the NCG Committee of the Board are available in the “Corporate Governance” section of our website at www.pharmacyclics.com. Any person may obtain a copy of the Code of Business Conduct and Ethics, without charge, by writing to Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085, Attn: Corporate Secretary.

PROPOSAL TWO – APPROVAL OF THE 2014 EQUITY INCENTIVE AWARD PLAN

Stockholders are requested in this Proposal Two to approve the adoption of the 2014 Plan for the purpose of replacing the Company’s 2004 Equity Incentive Award Plan (the “2004 Plan”), as amended, which was previously approved by the Company’s stockholders. The 2014 Plan, like the 2004 Plan, permits the Company to compensate employees, consultants and all members of the Company’s Board (“eligible participants”) with equity and cash awards. Awards will not be made under the 2014 Plan until stockholder approval is obtained for the 2014 Plan.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the amendment to the 2014 Plan. Abstentions will be counted towards the tabulation of Votes Cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the adoption to the 2014 Plan.

The 2014 Plan provides the Company’s directors with the flexibility to compensate eligible participants through a variety of possible awards. These awards may be tied to the financial or operational performance of the Company as well as to the performance of the stock. Because of the key role the 2014 Plan plays in the compensation of the executives, the Company’s directors urge you to vote for approval of the 2014 Plan, including its performance standards.

Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the three other most highly compensated executive officers serving on the last day of the fiscal year, excluding the Chief Financial Officer. “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible; however, there can be no guarantee that awards granted under the 2014 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, approval of the 2014 Plan will be deemed to include approval of the material terms of the performance goals under the 2014 Plan, as described below. Stockholder approval of the material terms of the performance goals, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).

In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Code for a period of ten years. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

The key features of the 2014 Plan are summarized below. This summary is not a complete description of all the provisions of the 2014 Plan and therefore the full text of the 2014 Plan is set forth in Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 2014 Plan.

Purpose

The 2014 Plan allows the Company to provide employees, consultants and all members of the Company’s Board who are selected to receive awards under the 2014 Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

Key Provisions

The following is a summary of the key provisions of the 2014 Plan:

Plan Termination Date:	May 7, 2024

Eligible Participants:	Employees, consultants and all members of the board of the Company (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:	1,800,000 plus any shares previously authorized and available for issuance under the 2004 Plan, including any outstanding options that are forfeited or expire unexercised under the Company’s 2004 Stock Option Plan

Award Types:	(1) Incentive Stock Options

(2) Non-qualified Stock Options

(3) Restricted Stock

(4) Stock Appreciation Rights

(5) Performance Bonus Awards

(6) Deferred Stock

(7) Restricted Stock Units

(8) Dividend Equivalents

(9) Performance Stock Units

(10) Performance Share Awards

(11) Other Stock-Based Awards

Grant Limits Per Person Per Year:	Awards: 500,000 shares of stock; provided that in no event shall any participant receive one or more awards of restricted stock or other stock-based awards (as defined in the 2014 Plan) in excess of 100,000 shares of stock

Vesting:	Determined by Compensation Committee

Not Permitted:	Repricing of stock options and amendments that under the Code or Nasdaq rules require stockholder approval

Incentive Stock Option Limit:	No more than 5,000,000 shares may be issued pursuant to incentive stock options

Summary of the 2014 Plan

Stock Options. The 2014 Plan permits the Compensation Committee of the Board (the “Plan Committee”) to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Plan Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2014 Plan, the terms of an option may not be amended to reduce the exercise price nor may options be cancelled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.

Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.

Stock Appreciation Rights. The 2014 Plan permits the Plan Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Plan Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise price of a SAR be less than 100% of the fair market value of the Company’s stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The 2014 Plan permits the Plan Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Plan Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. In order to qualify a restricted stock grant under Section 162(m) of the Code, the Plan Committee may condition vesting of the award on the attainment of performance goals, using the same performance criteria as that used for performance shares and units. The vesting period for restricted stock shall be determined by the Plan Committee, which may accelerate the vesting of any such award. The Plan Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, may or may not receive dividend equivalents, and may be paid in cash or stock. The Plan Committee may also grant unrestricted stock under this provision.

Performance Shares and Performance Stock Units. The 2014 Plan permits the Plan Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Plan Committee. If the performance goals are not achieved, the awards are cancelled or reduced. Performance shares are each equivalent in value to a share of common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

Stock Payments and Other Stock-Based Awards. The 2014 Plan also permits the Plan Committe to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2014 Plan.

Performance Based Awards. The performance goals set by the Plan Committee, which are applicable to all awards under the 2014 Plan, except incentive stock options, non-qualified stock options and SARs, and are intended to satisfy Section 162(m) of the Code with respect to awards to covered employees as defined thereunder, include payout tables, formulas or other standards to be used in determining the extent to which the performance goals are met and, if met, the number of performance shares and/or performance stock units that would be converted into stock and/or cash (or the rate of such conversion) and distributed to participants. The performance criteria may include, or be offset by, any of the following criteria or any combination thereof:

•

Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

•

Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

•	The Company’s stock price, return on stockholders’ equity, total stockholder return (stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per share.

•	Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

Eligible for Participation. Persons eligible to participate in the 2014 Plan include employees, consultants and all members of the Board of Directors, as determined by the Plan Committee.

Available Shares. The 2014 Plan authorizes the issuance, over a 10-year period, of up to 1,800,000 shares of common stock to participants, plus any shares previously authorized and available for issuance under the 2004 Plan, including any options that are forfeited or expire unexercised under the Company’s 2004 Stock Option Plan. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the 2014 Plan, affecting the shares that may be issued under the 2014 Plan, an adjustment shall be made in the number and class of shares which may be delivered under the Plan (including but not limited to individual grant limits).

After May 7, 2024, no further awards may be issued under the 2014 Plan.

Federal Income Tax Matters Relating to Awards. The following is a summary of the principal U.S. Federal income tax consequences under present law of the issuance and exercise of stock options and the vesting of the awards granted under the 2014 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

Incentive Stock Options. Incentive stock options under the 2014 Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2014 Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.

There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Most of the awards under the 2014 Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.

Other Information. The 2014 Plan may be amended in whole or in part by the Board of Directors or the Plan Committee with the approval of the Board of Directors and in certain circumstances with shareholder approval. Unless the Plan Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2014 Plan), if the employee is involuntarily terminated or leaves for “Good Reason,” options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Plan Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Plan Committee, which may not be modified after the Change in Control, and the Company shall not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant within two years following a Change in Control, (a) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In addition, the 2014 Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Plan Committee may require the repayment of amounts paid under the 2014 Plan in excess of what the employee would have received under the accounting restatement.

The closing price of the Company’s common stock reported on the NASDAQ Stock Market for March 31, 2014 was $100.22 per share.

PROPOSAL THREE – ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enables stockholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive and Director Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation is designed to (i) pay our executive officers for performance and (ii) provide a compensation package that is competitive with the compensation paid to employees with similar responsibilities and experience at companies of comparable size, capitalization, and complexity in the biotechnology and pharmaceutical industries in the United States, in order to ensure the Company’s continued ability to hire and retain superior employees in key positions, while balancing an amount and structure that is efficient and affordable for the Company. Please read the “Compensation Discussion and Analysis” for additional details about the Company’s executive compensation programs for the named executive officers, including information about the fiscal year ended December 31, 2013.

We are asking stockholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this Proxy Statement (referred to as the “Named Executive Officers”). This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the Named Executive Officers’ compensation. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the December 31, 2013 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company’s financial statements since 1993. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by law or the Company’s bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during the fiscal year ended December 31, 2013, the six month transition period ended December 31, 2012 and the fiscal year ended June 30, 2012.

	Fiscal 2013	Transition Period	Fiscal 2012

Audit fees	$1,569,810	$544,300	$804,865

Audit-related fees	-	22,875	333,384

Tax fees	318,983	44,920	378,201

All other fees	10,600	-	2,600

Total	$1,899,393	$612,095	$1,519,050

In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, the fiscal year ended June 30, 2012, and the transition period ended December 31, 2012, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory and regulatory filings. For fiscal 2013, audit fees included fees for services rendered in connection with the Company’s secondary offering which closed in March 2013. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning. All fees described above were approved by the Audit Committee, pursuant to the pre-approved policy described below.

Pre-Approval Policy and Procedures

In accordance with the Audit Committee charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. The Audit Committee may elect to delegate pre-approval authority to one or more designated Committee members in accordance with its charter. The Audit Committee has delegated to Mr. Halvorson, as Chairman, the ability to pre-approve certain audit and non-audit services. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has considered whether the provision of the services noted above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

The Board recommends that the stockholders vote IN FAVOR OF the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 31, 2014 by: (i) each stockholder who, based on publicly available records, is known by the Company to own beneficially more than five percent (5%) of the Company’s Common Stock; (ii) each current director and director nominee; (iii) each executive officer named in the “Summary Compensation Table” below (the “Named Executive Officers”); and (iv) all current directors and executive officers of the Company as a group. The address for each director and executive officer listed in the table below is c/o: Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.

	Beneficial Ownership (1)
Name	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding
Baker Bros. Advisors, LLC (2) 667 Madison Avenue, 21st Floor New York, NY 10065	8,719,218	11.6%
T. Rowe Price Associates, Inc. (3) 100 E. Pratt Street Baltimore, MD 21202	7,645,740	10.2%
Robert W. Duggan (4)	13,824,967	18.4%
Robert F. Booth, Ph.D. (5)	49,527	*
Minesh P. Mehta, M.D. (6)	25,281	*
David D. Smith, Ph.D. (7)	180,115	*
Richard A. van den Broek (8)	114,810	*
Eric H. Halvorson (9)	17,384	*
Kenneth A. Clark (10)	7,760	*
Mahkam Zanganeh, D.D.S., MBA (11)	814,678	1.1%
Manmeet S. Soni (12)	19,989	*
Heow Tan (13)	61,002	*
Paula Boultbee (14)	82,145	*
Joshua T. Brumm	-	-
Lori Kunkel, M.D.	2,842	*
All current executive officers and directors as a group (16 persons) (16)	15,580,023	20.8%

* Less than 1%.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options which are vested and exercisable within sixty (60) days of the March 31, 2014, the date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holders. The percentages of beneficial ownership are based on 75,025,090 shares of Common Stock outstanding as of March 31, 2014, adjusted as required by rules promulgated by the Commission. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within sixty (60) days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Derived from a Form 13G/A filed February 14, 2014.

(3)	Derived from a Form 13G/A filed on February 11, 2014. These securities are owned by various individual and institutional investors which T. Row Price Associates, Inc. (Price Associates) serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)	Derived from a Form 5 filed February 12, 2014. Includes (i) 1,020,756 shares owned by Mr. Duggan’s spouse; (ii) 10,421 shares owned by Blazon Corp. (“Blazon”), as the sole stockholder of Blazon, Mr. Duggan may be deemed to beneficially own the shares owned by Blazon; (iii) 334,647 shares owned by MultiAccess Computing Corp. (“MultiAccess”), as the sole stockholder of MultiAccess, Mr. Duggan may be deemed to beneficially own the shares owned by MultiAccess,; (iv) 161,760 shares held in irrevocable trusts for the benefit of Mr. Duggan’s children (for which neither Mr. Duggan nor any immediate family members of Mr. Duggan are trustees); (v) 42,020 shares directly owned by certain of Mr. Duggan’s children; and (vi) 370,515 shares held in managed accounts. Mr. Duggan disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)	Represents 49,527 shares that Dr. Booth has the right to acquire within 60 days of the record date through the exercise of stock options.

(6)	Represents 25,281 shares that Dr. Mehta has the right to acquire within 60 days of the record date through the exercise of stock options.

(7)	Includes 177,115 shares that Dr. Smith has the right to acquire within 60 days of the record date through the exercise of stock options.

(8)	Includes 29,610 shares directly owned by HSMR Advisors, LLC, of which Mr. van den Broek is the managing partner (derived from a Form 4 filed on February 27, 2014). Also includes 85,200 shares that Mr. van den Broek has the right to acquire within 60 days of the record date through the exercise of stock options.

(9)	Represents 17,384 shares that Mr. Halvorson has the right to acquire within 60 days of the record date through the exercise of stock options.

(10)	Represents 7,760 shares that Mr. Clark has the right to acquire within 60 days of the record date through the exercise of stock options.

(11)	Includes 75,363 shares that Dr. Zanganeh serves as a custodian for a minor child (derived from a Form 4 filed on December 18, 2013). Also includes 527,583 shares that Dr. Zanganeh has the right to acquire within 60 days of the record date through the exercise of stock options.

(12)	Includes 19,583 shares that Mr. Soni has the right to acquire within 60 days of the record date through the exercise of stock options.

(13)	Includes 59,333 shares that Mr. Tan has the right to acquire within 60 days of the record date through the exercise of stock options.

(14)	Includes 406 shares owned by Ms. Boultbee’s spouse (derived from a Form 4 filed on March 6, 2014). Also includes 80,000 shares that Ms. Boultbee has the right to acquire within 60 days of the record date through the exercise of stock options.

(15)	Includes 2,188 shares that Mr. Outten has the right to acquire within 60 days of the record date through the exercise of stock options. Also includes 180 shares held in an IRA.

(16)	Includes 1,421,912 shares in the aggregate that our executive officers and directors have the right to acquire within 60 days of the record date through the exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and Section 16 officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during the fiscal year ending December 31, 2013, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements.

EXECUTIVE OFFICERS

Executive officers of the Company, and their ages, are as follows:

Name	Age	Position
Robert W. Duggan	69	Chairman of the Board and Chief Executive Officer
Mahkam (Maky) Zanganeh, D.D.S., MBA	43	Chief Operating Officer
Manmeet S. Soni	36	Chief Financial Officer
Maria Fardis, Ph.D., MBA	46	Chief of Oncology Operations and Alliances
Heow Tan	55	Chief of Quality and Technical Operations
Paula Boultbee	55	Executive Vice President, Sales and Marketing
Rainer (Ramses) M. Erdtmann	50	Senior Vice President, Investor Relations and Administration
Richard Love	52	General Counsel
Jesse McGreivy, M.D.	45	Chief Medical Officer
Matthew D. Outten	40	Vice President, Commercial Operations

See section entitled “Business Experience of Directors” above, for a brief description of the business experience and educational background of Mr. Duggan.

Dr. Zanganeh has served as the Company’s Chief Operating Officer since August 2012. Prior to being appointed Chief Operating Officer, Dr. Zanganeh served as the Company’s Chief of Staff and Chief Business Officer (Dec 2011-July 2012). She was hired as Vice President, Business Development in August 2008. Prior joining Pharmacyclics, Dr. Zanganeh served as President Director General (2007-2008) for the French government initiative bio-cluster project in France, establishing alliances and developing small life science business regionally. From September 2003 to August 2008, Dr. Zanganeh served as Vice President of Business Development for Robert W. Duggan & Associates. Dr. Zanganeh also served as worldwide Vice President of Training & Education (2002-2003) and President Director General for Europe, Middle East and Africa (1998-2002) for Computer Motion Inc., the world initiator of medical robotics. Dr. Zanganeh received a DDS degree from Louis Pasteur University in Strasbourg, France and MBA from Schiller International University in France. She is fluent in French, German, Persian & English.

Mr. Soni joined Pharmacyclics in September 2012 as Corporate Controller and Executive Director of Finance, was appointed Vice President, Corporate Controller in February 2013, was appointed Senior Vice President, Finance in August 2013, Executive Vice President, Finance in November 2013, and was appointed Chief Financial Officer and Treasurer in February 2014. Mr. Soni is responsible for all Accounting, Treasury, Tax, FP&A, SEC reporting, Procurement and Human Resources functions in the Company. Previously, Mr. Soni worked at ZELTIQ Aesthetics Inc. from January 2012 to September 2012 where he served as Controller, Senior Director of Finance responsible for accounting, SEC and treasury functions. Prior to ZELTIQ, Mr. Soni worked at PricewaterhouseCoopers (PwC) from June 2007 to January 2012 in the Life Science and Venture Capital Group of the PwC San Jose office providing audit and advisory services to various public and privately held companies in the pharmaceutical, biotechnology, software and semiconductor space. He graduated from Hansraj College at Delhi University in India. He is a Certified Public Accountant, licensed in the state of California and Chartered Accountant from India.

Dr. Fardis joined Pharmacyclics as Vice President, Alliance and Global Project Management in December 2011, was appointed Executive Vice President, Alliances and Operations in September 2012 and was appointed Chief of Oncology Operations and Alliances in March 2013. Dr. Fardis joined Pharmacyclics in April 2011 as Senior Director of Global Project Management. Prior to joining the Company, from August 2001 to April 2012, Dr. Fardis held increasingly senior positions in Medicinal Chemistry and the project and portfolio management department at Gilead Sciences, Inc., most recently serving as Associate Director, Project and Portfolio Management. Dr. Fardis received her Ph.D. in Organic Chemistry from University of California Berkeley and her B.S. from the University of Illinois, Urbana- Champaign. Dr. Fardis holds an MBA from Golden Gate University.

Mr. Tan joined Pharmacyclics in May 2012 as the Senior Vice President, Global Manufacturing and Technical Operations, was appointed Executive Vice President, Global Manufacturing, Technical Operations and Education in July 2012 and was appointed Chief of Quality and Technical Operations in March 2013. From November 2010 to May 2012, Mr. Tan served as Senior Vice President, Technical Operations of PreCision Dermatology (a spun off company of Collegium Pharmaceutical). From January 2009 to May 2012, Mr. Tan also served as Senior Vice President, Technical Operations of Collegium and from October 2006 he served as Vice President, Technical Operations of Collegium. From April 1998 to September 2006, Mr. Tan held increasingly senior positions at Prasecis Pharmaceuticals, Inc., most recently serving as Vice President, Industrial Operations (Manufacturing) & Development. Mr. Tan holds a M.S. in Engineering from the Ohio State University and a MBA from Santa Clara University.

Ms. Boultbee has served as the Company’s Executive Vice President, Sales and Marketing since April 2012. From September 2007 to April 2012, Ms. Boultbee was the President, Managing Director of MktRx, Inc., a marketing consulting firm focusing on strategic oncology marketing. From October 2003 to September 2007, Ms. Boultbee served as Executive Director, Global Marketing of Amgen, Inc. and from September 2000 to September 2003 she served as Brand Director, Global Oncology at Novartis AG. Ms. Boultbee has a Nursing degree from Sweden. She is fluent in Swedish, Finnish, Italian and English.

Mr. Erdtmann served as Vice President, Finance and Administration and Corporate Secretary from February 2009 to September 2012, was appointed Vice President, Investor Relations, Education and Training in September 2012 and was appointed Senior Vice President, Investor Relations and Administration in March 2013. Since 2002, he served as a managing director of Oxygen Investments, LLC, a manager of equity and real estate funds that he co-founded in December 2002. Since 1992, Mr. Erdtmann has served as managing director of United Properties Immobilien & Anlagen GmbH, a German based real estate development company, where he was originally responsible for building up the organization and overseeing its finance division. From 1998 to 2001, as well as in 2007 and 2008, Mr. Erdtmann worked with Robert W. Duggan & Associates, a private money management company, of which Robert W. Duggan, the Company’s Chairman and Chief Executive Officer, is principal. Mr. Erdtmann began his career in investment banking with Commerzbank in Frankfurt, Germany, and later joined Commerz International Capital Management as a portfolio manager for international clients. He graduated with distinction from the Westfaelische Wilhelms Universitaet in Muenster, majoring in finance and banking.

Mr. Love joined Pharmacyclics as Vice President, Legal in June 2012, was appointed Secretary in September 2012 and was appointed General Counsel in March 2013. From October 2008 to May 2012, he held several positions working for the IPSEN Group, most recently in the position of Vice-President, Head of Patents, U.S.A. From March 2007 to October 2008, he served as Vice-President, Intellectual Property & Licensing at Tercica, Inc. From October 2004 to March 2007, he served as Senior Director, Intellectual Property & Licensing at Tercica. From August 2001 to October 2004, he served as Senior Director, Intellectual Property at InterMune, Inc. Prior to InterMune, from May 1993 to August 2001, he served as Patent Counsel at Genentech, Inc. Mr. Love holds a J.D. from Golden Gate University School of Law and a B.A. in Mathematics from Hamilton College.

Dr. McGreivy joined the Company in April 2012 as Senior Medical Director, was appointed Vice President, Clinical Science in July of 2012 and was appointed Chief Medical Officer in July 2013. From August 2006 to April 2012, Dr. McGreivy served as Clinical Research Medical Director at Amgen, Inc. From July 2005 to July 2006, he was Associate Clinical Director at Hoffman-LaRoche Inc. Dr. McGreivy received a B.A. from University of California, Berkeley and medical degree from The Ohio State University. He completed an internal medicine internship and residency at the Georgetown University Hospital and, subsequently, a hematology/oncology fellowship at the Lombardi Cancer Center at Georgetown University Hospital. He is a board certified oncologist and has expertise in both solid tumors as well as malignant hematology.

Mr. Outten joined Pharmacyclics in February 2013 as Senior Director of the Market Access group, with responsibility for National Accounts, Trade and Distribution, Federal, Pricing and Contracting, Policy, and Advocacy. He was appointed Executive Director, Market Access in December 2013, and was appointed Vice President Commercial Operations in March 2014. In this role, Mr. Outten oversees all U.S. Sales, Marketing, and Market Access. Prior to joining Pharmacyclics, from July 2008 until February 2013, Mr. Outten held various roles of increasing responsibility in sales, marketing, and market access, most recently as Director of Managed Markets at Millennium: The Takeda Oncology Company. Mr. Outten graduated from Hamilton College and holds an MBA from The University of Delaware. He is also a certified professional coder from the American Acadamy of Professional Coders.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our compensation programs are designed to attract and retain employees and to reward them for their contributions and efforts to help us achieve our short and long-term goals. The compensation programs are designed to be equitable while at the same time being competitive within the industry and geographical region for which we compete for talent and to link the rewards program to the performance of the stockholders return over the long-term.

The Compensation Committee of the Board is responsible for both developing and determining our executive compensation policies and plans and to oversee the overall compensation and benefit plans for the entire Company population. In addition, the Compensation Committee determines the compensation to be paid to the key executives. The Compensation Committee may delegate any of its duties and responsibilities, including the administration of equity incentives or employee benefit plans, to one or more of its members, to one or more other directors, or to one or more other persons, unless otherwise prohibited by applicable laws or listing standards.

Compensation Philosophy and Objectives

The Compensation Committee considers the ultimate objective of an executive compensation program to be the creation of stockholder value. To achieve that objective, our executive compensation program is tied to our financial performance by aligning the interests of our employees with the interests of our stockholders and having our employees share the risks and rewards of our business. Our executive compensation program is based on:

Competitiveness: For 2013, the Compensation Committee reviewed the competitive positioning of base pay and equity of similar jobs in our comparator group of companies, utilizing the Radford Global Life Sciences Survey, within the peer group from the biotechnology and pharmaceutical industry based on similarity to us in terms of industry focus, stage of development, pharmaceutical assets, and the geographical location of the talent pool with which we compete. In addition, for our executive officers, the market data for the peer group was drawn from publicly available documents such as proxy statements. Included in the review was the analysis of each executive officer’s base pay and equity in comparison to the 50th percentile of market based pay, which is the desired base pay positioning for our executive officers. The Compensation Committee designs compensation packages for our executive officers that include both cash and stock-based compensation tied to an individual’s experience and performance and the Company’s achievement of certain short-term and long-term goals.

Performance: Individual executive’s performance of corporate and departmental goals is a direct factor in the design and administration of the base salary and equity plan. Each executive officer is evaluated against annual goal attainment, which is reviewed by the Compensation Committee. Vesting of performance-based options for executive officers depends on their attainment of key corporate and departmental goals.

Ownership: One of the cornerstones of our compensation philosophy is ensuring that all employees have ownership in the Company. For executive officers, the compensation will be guided by an at or below market salary component and an at or above market equity component. Executive officers have the potential to gain meaningful equity rewards with their contribution to the corporate success and achievement of defined goals.

We used the combined results of our review of publicly available data and the Radford Global Life Sciences Survey, along with the collective experience of the members of our Compensation Committee and executive management to establish our overall compensation practices.

The Compensation Committee has not historically retained a compensation consultant in connection with its compensation decisions and did not utilize a consultant in establishing executive compensation during the fiscal year ended December 31, 2013.

Risk Assessment of the Company’s Compensation Policies

Our Compensation Committee has reviewed our compensation policies as generally applicable to our executive officers and employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, our Compensation Committee considered the following: (i) the Company’s compensation programs are discretionary, balanced and focused on the long term; (ii) goals and objectives of the Company’s compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure; (iii) we grant equity based awards with time-based vesting and performance-based vesting, both of which encourage participants to look to long-term appreciation in equity values; and (iv) the Company’s approach to compensation practices and policies applicable to employees throughout the Company is consistent with that followed for its executive officers.

Say-on-Pay

In accordance with the Dodd-Frank Act, the Company held a non-binding stockholder vote in May 2013 on its fiscal year 2013 executive compensation practices. The Compensation Committee, while not bound to act on a negative vote, carefully considers the opinions of its stockholders in making compensation decisions. The 2013 vote to approve fiscal year 2013 executive compensation passed with 60,056,091 votes for, 161,955 votes against, 45,003 abstaining, and 8,188,105 broker non-votes. In alignment with our philosophy on stockholder say-on-pay, and with the results of the say-on-pay frequency vote held in May 2013, we will continue to hold non–binding shareholder say-on-pay votes annually.

Compensation Components

Our Compensation Committee relies on experience with other companies in our industry and, with respect to our executive officers, third party industry compensation surveys and internally generated comparisons of a number of elements to total compensation against peer group companies, to determine the portion of our employees’ compensation to be based on base salary and performance-based equity awards. The Compensation Committee determined that a larger portion of our executive officers’ compensation should be based on Company, department and individual performance. Consistent with our compensation philosophy, we have structured each element of our compensation program as described below.

Base Salary

We determine our executive officer salaries based on job responsibilities and individual experience, and we annually benchmark the amount we pay against comparable competitive market compensation for similar positions within our peer group and industry. Specifically, we utilize information obtained from the comparison of peer group compensation data and the annual Radford Global Life Sciences Survey. Our Compensation Committee reviews the salaries of our executive officers annually, and our Compensation Committee grants increases in salaries based on individual performance during the prior calendar year as well as from our Compensation Committee’s and management’s experience and general employment market conditions for our industry.

We design our base pay to provide the essential reward for an employee’s work and recognize an employee’s specific performance achievements and contributions.

Equity Compensation

We utilize equity-based compensation, which prior to January 1, 2014 consisted primarily of time-based stock options and performance-based stock options, and following January 1, 2014 was expanded to also include performance-based restricted stock units and time-based restricted stock units. We issue such equity based compensation to ensure that we have the ability to retain personnel over a longer period of time and to provide employees with a form of reward that aligns the employee interests with those of our stockholders. The vesting provisions of our employee stock options and restricted stock units provide the necessary long-term incentive to our personnel as they work on multi-year drug development and commercialization programs. Employees whose skills and results we deem to be critical to our long-term success are eligible to receive higher levels of equity-based compensation.

We award equity compensation to our executive officers and all regular full-time employees under the 2004 Plan based, and will if approved by stockholders under the 2014 Plan, on performance and on guidelines related to each employee’s position in the Company, respectively. We determine our stock option and restricted stock unit guidelines based on information derived from our Compensation Committee’s and management’s experience and, with respect to our executive officers, an internally generated comparison of companies and third party survey of companies in our industry. Specifically, we utilize the results of our comparison of peer group compensation data and the annual Radford Global Life Sciences Survey to modify and adjust our stock option and restricted stock unit guidelines. We typically base awards to newly hired employees on these guidelines and we base our award decisions for continuing employees on these guidelines as well as an employee’s performance for the prior fiscal year and competitive market factors in our industry.

Our time-based stock option awards and restricted stock units typically vest over a four-year period subject to the employee’s continued service. Our performance-based stock options and performance-based restricted stock units granted to executive officers typically vest over a four-year period and five-year period, respectively, subject to the satisfaction of performance criteria established annually for such executive as determined by the Compensation Committee after reviewing the performance reports. We believe this vesting arrangement encourages our employees to continue service for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

Timing of Equity Awards

Historically, our Compensation Committee has made award decisions at least annually and often at various times during each year.

For awards with performance-based vesting, at the end of the performance period, the Compensation Committee evaluates each executive’s performance against the performance criteria established for such period.

Allocation of Equity Compensation

During the fiscal year ended December 31, 2013, we granted stock options to purchase 1,145,131 shares of our Common Stock, of which stock options to purchase a total of 148,000 shares were awarded to current executive officers, representing 13% of all awards granted during the period. Our Compensation Committee does not apply a formula for allocating stock options to executive officers. Instead, our Compensation Committee considers the role and responsibilities of the executive officers, competitive factors, the non-equity compensation received by the executive officers and the total number of options to be granted in the fiscal year.

Type of Equity Awards

Under our 2004 Plan, we may issue incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees and non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares to our employees, directors and consultants. Historically, our equity compensation awards have primarily consisted of incentive and non-qualified stock options and restricted stock units.

Cash Bonuses

During the year ended December 31, 2013, the Company established a corporate bonus plan (the “Cash Bonus Plan”) as an incentive to encourage and reward the performance of its employees, including its Named Executive Officers. The Company believes that the Plan provides incentives necessary to retain and reward its Named Executive Officers and to motivate them to continuously improve the Company’s performance.

Under the Cash Bonus Plan, employees of the Company, including its named executive officers, are eligible to receive a bonus payment equal to a percentage of their annual salary. Any bonus payout under the Cash Bonus Plan is based on the achievement of corporate and individual goals. Cash bonuses are paid out only provided that all corporate goals for the year are achieved. The target bonus is discretionary and the final determination of the bonus earned is determined by the Company’s Compensation Committee based on a performance review completed by the manager of an employee and executive management.

Under the Cash Bonus Plan, the corporate goals for 2013 included certain corporate goals related to the regulatory approval of IMBRUVICA and various clinical development goals. Based on strong individual and corporate performance in 2013, the Compensation Committee approved the following annual cash incentive payments to its Named Executive Officers:

Name	2013 Target Bonus as % of salary	Annual Cash Incentive Paid 2/14/2014	2013 Bonus Paid as % of salary
Current Officers:
Robert W. Duggan	-	$-	-
Mahkam Zanganeh, D.D.S., MBA	50%	360,000	75%
Manmeet Soni	50%	258,750	75%
Paula Boultbee	50%	176,000	55%
Heow Tan	50%	285,000	75%
Former Officers:
Joshua T. Brumm	50%	-	0%
Lori Kunkel, M.D.	50%	-	0%

The Company determined that the payment of bonuses in excess of the target bonus amount for the above individuals was appropriate to reflect the Company’s and such Named Executive Officer’s 2013 performance.

Benefits

Core benefits, such as our basic health benefits and life insurance programs, are designed to provide support to employees and their families and to be competitive with other companies in our industry.

Retirement Savings Plan

We maintain a 401(k) Plan that is a defined contribution plan intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. During the fiscal year ended December 31, 2013, we matched 50% of all participant contributions up to a maximum of $3,000 per employee. We do not maintain a defined benefit pension plan or a nonqualified deferred compensation plan.

Change in Control Arrangements

Our 2004 Plan provides that 50% of all unvested options shall become fully vested upon a change in control of the Company. The plan further provides that if the employee’s employment is terminated within twelve (12) months of a change in control, the remaining balance of unvested options shall become fully vested.

Severance Arrangement

In connection with the resignation of Lori Anne Kunkel, M.D., the Company’s former Chief Medical Officer, the Company’s Board of Directors accelerated the vesting of options to purchase 6,250 shares of the Company’s common stock held by Dr. Kunkel.

We do not have a severance or other employment agreement with any current executive officer.

CEO Compensation

To date, Robert W. Duggan, our Chief Executive Officer, has declined to receive any compensation, whether cash, stock or options. As such, the Compensation Committee has not analyzed compensation packages paid to similarly situated Chief Executive Officers or completed an analysis of all employees compared to the Chief Executive Officer. Mr. Duggan is our largest stockholder.

Compensation Process

The Compensation Committee reviews and approves the salaries and incentive compensation of our executive officers and the entire Company’s population, including all new hire grants to employees, subject to limited grants of stock options and restricted stock units by our Chief Executive Officer pursuant to authority granted to him by the Compensation Committee. Our Chief Executive Officer from time to time attends the meetings of the Compensation Committee. In rendering its decisions, the Compensation Committee considers the recommendations of the Chief Executive Officer. The Compensation Committee reviews the performance of the executive officers annually.

Our Compensation Committee also works with our Chief Executive Officer and Chief Financial Officer in evaluating the financial and retention implications of our various compensation programs.

Effect of Accounting and Tax Treatment on Compensation Decisions

We consider the anticipated accounting and tax implications to us and our executive officers of our compensation programs. Prior to 2006, the primary form of equity compensation that we awarded consisted of incentive and non-qualified stock options due to favorable accounting and tax treatment and the expectation among employees in our industry that they would be compensated through stock options. Beginning in 2006, the accounting treatment for stock options changed as a result of Financial Accounting Standards No. FAS 123R, or FAS 123(R), Share-Based Payment, as codified in FASB ASC topic 718, Compensation—Stock Compensation (“ASC 718”), potentially making the accounting treatment of stock options less attractive. As a result, we assessed the desirability of various alternatives to stock options but determined to continue to grant stock options as the primary form of equity compensation.

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation to be paid to our executive officers for the 2013 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to our executive officers for fiscal 2014 will exceed that limit. The 2004 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

Richard A. van den Broek (chairman)

Robert F. Booth, Ph.D.

David D. Smith, Ph.D.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid or earned by the following type of executive officers for each of the Company’s last three completed fiscal years ended December 31, 2013, June 30, 2012 and 2011, as well as our six month transition period ended December 31, 2012: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the calendar year January 1, 2013 through December 31, 2013; (ii) the Company’s three most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the calendar year from January 1, 2013 through December 31, 2013; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the calendar year ended December 31, 2013. We refer to these individuals collectively as our named executive officers.

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)		Option Awards(2) ($)		All Other Compensation ($)		Total ($)
Current Officers: Robert W. Duggan,
Chairman of the Board and Chief Executive Officer(3)	12/2013	-	-		-		-		-
	12/2012	-	-		-		-		-
	06/2012	-	-		-		-		-
	2011	-	-		-		-		-
Mahkam Zanganeh, D.D.S., MBA,
Chief Operating Officer	12/2013	$489,231	$360,000		$3,861,276	(4)	$660		$4,711,167
	12/2012	247,308	1,500		5,531,912	(4)	17,732	(5)	5,798,452
	06/2012	359,773	6,456		84,466	(4)	59,181	(5)	509,876
	2011	267,422	-		721,310	(4)	36,500	(5)	1,025,232
Manmeet S. Soni
Chief Financial Officer(6)	12/2013	$282,327	$258,750		$482,852	(4)	$3,518	(7)	$1,027,447
Heow Tan
Chief of Quality and Technical Operations	12/2013	$374,308	$330,000	(8)	$1,371,247	(4)	$4,518	(7)	$2,080,073
Paula Boultbee
Executive Vice President, Sales and Marketing	12/2013	$320,000	$176,000		$2,066,879	(4)	$3,488	(9)	$2,566,367

Former Officers:
Joshua T. Brumm
Former Executive Vice President, Finance(10)	12/2013	$210,113	$0		$1,034,305	(4)	$388	(9)	$1,244,806
	12/2012	111,923	50,335		968,781	(4)	228	(9)	1,131,267
Lori Kunkel, M.D.
Former Chief Medical Officer(11)	12/2013	$305,299	$0		$4,462,855	(4)	$22,407	(12)	$4,790,561
	12/2012	224,808	1,500		3,999,693	(4)	20,766	(12)	4,246,767
	06/2012	248,769	3,000		256,115		12,450	(12)	520,334

(1)	Includes amounts earned but deferred at the election of the Named Executive Officer, such as salary deferrals under the Company’s 401(k) plan.

(2)	The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 8 to its audited financial statements included in its Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2013. During the fiscal year ended December 31, 2013, the six month transition period ended December 31, 2012 and the fiscal year ended June 30, 2012, certain executive officers of the Company were granted performance based options by the Company’s Compensation Committee under the 2004 Plan, however, since performance criteria have not yet been set for certain tranches of these options, the fair value of such tranches is zero.

(3)	Mr. Duggan has declined any compensation from the Company. Mr. Duggan became the Company’s Interim Chief Executive Officer on September 10, 2008 and became the Company’s Chief Executive Officer on February 12, 2009.

(4)	The amount shown includes the portion of awards with performance-based vesting conditions for which the established performance conditions were established during the period. The grant date fair value was calculated using the probable outcome of the established performance conditions which approximated the highest level of achievement.

(5)	Consists of payments by the Company for Dr. Zanganeh’s local housing and related costs.

(6)	Mr. Soni was appointed Principal Financial Officer and Principal Accounting Officer on August 16, 2013.

(7)	Consists of the Company’s matching contributions under its 401(k) plan and insurance premiums paid by the Company.

(8)	Consists of insurance premiums paid by the Company.

(9)	Consists of $285,000 paid to Mr. Tan under the Company’s corporate bonus plan and a $45,000 bonus earned by Mr. Tan based on the achievement of certain performance targets set forth in his employment agreement.

(10)	Mr. Brumm served as Principal Financial Officer and Principal Accounting Officer from October 25, 2012 until August 14, 2013.

(11)	Dr. Kunkel joined the Company on December 1, 2011 and served as its Chief Medical Officer until her resignation effective August 2, 2013.

(12)	Consists of relocation expenses paid by the Company, Dr. Kunkel’s local transportation costs, the Company’s matching contribution under its 401(k) plan and insurance premiums paid by the Company.

Grants of Plan-Based Awards

The following table provides information on the grants of awards made to each named executive officer during the fiscal year ended December 31, 2013, under the 2004 Plan.

		Date of Compensation Committee action to grant awards with performance conditions(1)	Estimated future payouts under equity incentive plan awards					Exercise or base price of option awards ($)	Grant date fair value of stock and option awards(3) ($)
Name	Grant Date		Threshold	Target		Maximum
Robert W. Duggan, Chairman and Chief Executive Officer			-	-		-		-	-

Mahkam Zanganeh, D.D.S., MBA, Chief Operating Officer	6/28/2013	4/11/2010	-	28,125	(2)	28,125	(2)	$7.19	$2,035,656
	6/28/2013	12/1/2011	-	17,187	(3)	17,187	(3)	$14.92	$1,115,681
	6/28/2013	10/26/2012	-	21,875	(4)	21,875	(4)	$61.60	$709,939

Manmeet S. Soni, Chief Financial Officer	3/12/2013	2/12/2013	-	1,875	(5)	1,875	(5)	$70.37	$120,762
	6/28/2013	6/28/2013	-	7,031	(6)	7,031	(6)	$70.37	$201,537
	9/25/2013	8/16/2013	-	2,083	(7)	2,083	(7)	$106.75	$160,552

Paula Boultbee, Executive Vice President of Sales and Marketing	6/28/2013	4/17/2012	-	37,500	(3)	37,500	(3)	$25.94	$2,066,879

Heow Tan, Chief of Quality and Technical Operations	6/28/2013	5/7/2012	-	18,750	(3)	18,750	(3)	$27.05	$1,016,294
	6/28/2013	10/26/2012	-	10,937	(4)	10,937	(4)	$61.60	$354,953

Joshua T. Brumm, Former Executive Vice President, Finance	6/28/2013	8/9/2012	-	9,375	(4)	9,375	(4)	$57.16	$324,366
	6/28/2013	10/26/2012	-	21,875	(4)	21,875	(4)	$61.60	$709,939

Lori Kunkel, M.D., Former Chief Medical Officer	6/28/2013	12/1/2011	-	68,750	(3)	68,750	(3)	$14.92	$4,462,855

(1)	The exercise price for options with performance conditions is the closing market price of the Company’s Common Stock on the date the Compensation Committee took formal action to grant the options. The accounting grant date is deemed the date annual performance conditions were established and communicated, at which time the options were considered granted under ASC 718.

(2)	The amount shown reflects estimated payouts of performance-based stock options for 75% of the fourth annual vesting tranche of the four-year performance period beginning in fiscal 2010. Goals for 75% of the fourth year tranche were set during the year ended December 31, 2013. Goals for the remaining 25% of the fourth year annual vesting tranche and the corresponding fair value were not established until the three months ended March 31, 2014 and are excluded from the above table.

(3)	The amounts shown reflect estimated payouts of performance-based stock options for 75% of the second annual vesting tranche of the four-year performance period beginning in fiscal 2012. Goals for 75% of the second year tranche were set during the year ended December 31, 2013. Goals for the remaining 25% of the second year tranche and the corresponding fair value were not established until the three months ended March 31, 2014 and are excluded from the above table.

(4)	The amounts shown reflect estimated payouts of performance-based stock options for 75% of the second year of the four-year performance period beginning during the six month transition period ended December 31, 2012. Goals for 75% of the second year tranche were set during the year ended December 31, 2013. Goals for the remaining 25% of the second year tranche and the corresponding fair value were not established until the three months ended March 31, 2014 and are excluded from the above table.

(5)	The amounts shown reflect estimated payouts of performance-based stock options for the first 3/48 of the option grant which vests over a four-year period beginning during the fiscal year ended December 31, 2013. Such options vested on April 11, 2014. The remainder of this performance-based stock option grant vests proportionately on each of April 11, 2014, April 11, 2015 and April 11, 2016, subject to satisfaction of certain performance criteria with respect to each such period.

(6)	This performance-based stock option grant vests proportionately on each of April 11, 2014, April 11, 2015 and April 11, 2016, subject to satisfaction of certain performance criteria with respect to each such period. The amount shown reflects estimated payouts of performance-based stock options for 75% of the tranche which vests on April 11, 2014, subject to satisfaction of certain performance criteria. Goals for 75% of the April 11, 2014 tranche were set during the year ended December 31, 2013. Goals for the remaining 25% of the tranche which vests on April 11, 2014 and the corresponding fair value were not established until the three months ended March 31, 2014 and are excluded from the above table.

(7)	The amount shown reflects estimated payouts of performance-based stock options for 5/12 of the first annual vesting tranche of the four-year performance period beginning in fiscal 2013. Goals for 5/12 of the first year tranche were set during the year ended December 31, 2013. Goals for the remaining 7/12 of the first year annual vesting tranche and the corresponding fair value were not established until the three months ended March 31, 2014 and are excluded from the above table.

(8)	The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 8 to its audited financial statements included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2013.

Outstanding Equity Awards at December 31, 2013

The following table provides information on the holdings of stock options by the named executives at December 31, 2013. Each option grant is shown separately for each named executive.

	Option Awards
Name	Number of securities underlying unexercised options - exercisable		Number of securities underlying unexercised options - unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price $	Option expiration date
Robert W. Duggan	-		-		-	-	-
Mahkam Zanganeh, D.D.S., MBA	130,000		-		-	0.75	3/3/2019
	84,770		-		-	2.30	9/10/2018
	18,750	(1)	6,250		-	5.81	12/13/2020
	8,750	(2)	1,250		-	6.75	6/2/2020
	112,500	(3)	28,125		9,375	7.19	4/11/2020
	7,917	(4)	2,083		-	7.48	10/14/2020
	23,750	(5)	6,250		-	7.69	10/13/2020
	31,250	(6)	17,188		51,562	14.92	12/1/2021
	12,500	(7)	21,875		65,625	61.60	10/26/2022
Manmeet S. Soni	6,250	(8)	13,750		-	61.60	10/26/2022
	1,875	(9)	7,031		21,094	70.37	2/12/2023
	-		2,083	(10)	17,917	106.75	8/16/2023
Paula Boultbee	50,000	(11)	37,500		112,500	25.94	4/17/2022
Heow Tan	13,500	(12)	18,750		56,250	27.05	5/7/2022
	6,250	(13)	10,937		32,813	61.60	10/26/2022
Joshua T. Brumm	-		-		-	-	-
			-		-	-	-
Lori Kunkel, M.D.	-		-		-	-	-

(1)	Option vests in forty-eight (48) equal installments beginning on the date of grant (December 13, 2010).

(2)	Option vests in forty-eight (48) equal installments beginning on the date of grant (June 2, 2010).

(3)	Option vests in four equal annual installments beginning April 11, 2011, subject to the satisfaction of certain performance criteria with respect to each annual period.

(4)	Option vests in forty-eight (48) equal installments beginning on the date of grant (October 14, 2010).

(5)	Option vests in forty-eight (48) equal installments beginning on the date of grant (October 13, 2010).

(6)	Option vests 4/48 on April 11, 2012 and 11/48 on each of April 11, 2013, April 11, 2014, April 11, 2015 and April 11, 2016, subject to the satisfaction of certain performance criteria with respect to each vesting period.

(7)	Option vests 6/48 on April 11, 2013, and the remainder vests proportionately on each of April 11, 2014, April 11, 2015 and April 11, 2016, subject to the satisfaction of certain performance criteria.

(8)	Option vested 12/48 on September 6, 2013. The remaining 36/48 vests evenly on a monthly basis from September 2013 until September 2016.

(9)	Option vested 3/48 on April 11, 2013, and the remainder vests proportionately on each of April 11, 2014, April 11, 2015 and April 11, 2016, subject to the satisfaction of certain performance criteria with respect to each annual period.

(10)	Option vests in four equal annual installments beginning August 16, 2014, subject to the satisfaction of certain performance criteria with respect to each annual period.

(11)	Option vests in four equal annual installments beginning April 11, 2013, subject to the satisfaction of certain performance criteria with respect to each annual period.

(12)	Option vests in four equal annual installments beginning April 11, 2013, subject to the satisfaction of certain performance criteria with respect to each annual period.

(13)	Option vested 6/48 on April 11, 2013, and the remainder vests proportionately on each of April 11, 2014, April 11, 2015 and April 11, 2016, subject to the satisfaction of certain performance criteria with respect to each annual period.

Option Exercises

The following table sets forth the number of shares acquired and the value realized upon exercise of stock options during the fiscal year ended December 31, 2013 by each of our named executive officers.

	Option Awards
Name	Number of shares acquired on exercise	Value realized on exercise(1) $
Robert W. Duggan	-	-
Mahkam Zanganeh, D.D.S., MBA	-	-
Manmeet S. Soni	-	-
Heow Tan	11,500	$814,082
Paula Boultbee	-	-
Joshua T. Brumm	25,000	$1,512,348
Lori Kunkel, M.D.	100,000	$9,875,829

(1)	Value realized on exercise is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the named executive officer.

DIRECTOR COMPENSATION

Cash Compensation

Until December 15, 2011, each non-employee director received $7,500 per quarter for each regularly scheduled Board meeting attended and $500 for each Board committee meeting attended. Each committee chairman received $1,000 for each Board committee meeting attended. Additionally, the Company has a Clinical Review Committee that consists of Drs. Smith and Mehta. The Chairman of the Clinical Review Committee and each member of the Clinical Review Committee are entitled to receive annual payments of $10,000 and $1,000, respectively, payable in quarterly installments. Board members may elect to receive their compensation in the form of fully vested non-qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

In October 2011, the Board approved a director’s compensation plan commencing with the Annual Meeting on December 15, 2011 under which each non-employee director will receive a $16,000 annual retainer for participation on the Board, payable in quarterly installments. Each non-employee director will receive $3,000 for each scheduled Board meeting attended in person, as well as $500 for each Board meeting attended via telephone and for each Board committee meeting attended in person or via telephone. The Chairman of the Audit Committee and each member of the Audit Committee will receive annual payments of $4,000 and $2,000, respectively, payable in quarterly installments. The Chairman of each of the Compensation Committee and NCG Committee will receive annual payments of $2,000, payable in quarterly installments, and each other member of the Compensation Committee and NCG Committee will receive annual payments of $1,000, payable in quarterly installments. Board members may elect to receive their compensation in the form of fully vested non-qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

Equity Compensation

Each non-employee director currently receives an automatic option grant to purchase 15,000 shares on the day they become a member of the Board with an exercise price of one hundred percent (100%) of the fair market value on the date of grant (“Initial Option”). Each non-employee director of the Company receives an annual automatic grant on the day of the Company’s Annual Meeting of a non-qualified stock option to purchase 7,500 shares with an exercise price of one hundred (100%) of the fair market value on the date of grant (“Annual Replenishment Option”), provided that the director has served as a director for at least the six (6) months prior to the Annual Meeting.

All director option grants are nonstatutory stock options subject to the terms and conditions of the 2004 Plan. Each Initial Option vests in equal annual installments over (5) years from the date of grant, and each Annual Replenishment Option vests in equal monthly installments over twelve (12) months from the date of grant. Furthermore, Initial Options and Annual Replenishment Options vest only during the option holder’s service as a Board member; provided however, that the Compensation Committee has the power to accelerate the time during which an option granted to a director may vest.

Initial Options and Annual Replenishment Options terminate upon the earlier of (i) ten (10) years after the date of grant or (ii) thirty-six (36) months after the date of termination of the option holder’s service as a Board member.

The following table sets forth the compensation earned or awarded to the Company’s non-employee directors during the fiscal year ended December 31, 2013:

Directors	Fee Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
Robert W. Duggan	-	-	-
Robert F. Booth, Ph.D.	-	246,100	246,100
Kenneth A. Clark	-	234,612	234,612
Eric H. Halvorson	-	249,875	249,875
Minesh P. Mehta, M.D.	-	245,127	245,127
David D. Smith, Ph.D. (3)	-	244,285	244,285
Richard A. van den Broek	-	255,057	255,057

(1)	See the section entitled “Director Compensation - Cash Compensation”, above, for a description of the cash compensation program for the Company’s non-employee directors during the fiscal year ended December 31, 2013. Amounts earned in one year and paid in the following year are, for purposes on this table only, accounted for in the year earned. Includes fees with respect to which directors elected to receive option shares in lieu of such fees. The following directors received option shares in the amounts set forth below in lieu of the fees set forth below:

Directors	Fees Forgone ($)	Option Shares Received in Lieu of Cash
Robert W. Duggan	—	—
Robert F. Booth, Ph.D.	16,500	1,058
Kenneth A. Clark	13,000	876
Eric H. Halvorson	16,500	1,131
Minesh P. Mehta, M.D.	17,000	1,051
David D. Smith, Ph.D.	16,500	1,028
Richard A. van den Broek	19,500	1,207

(2)	The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 8 to its audited financial statements included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the transition period ended December 31, 2013. See the section entitled “Director Compensation - Equity Compensation”, above, for a description of the Company’s cash compensation policy for non-employee directors and the specific terms of the stock options granted to the
Company’s non-employee directors during the fiscal year ended December 31, 2013.

The grant date fair value of option awards earned in the fiscal year ended December 31, 2013 and the total options outstanding are as follows:

Directors	Grant Date	Grant Date Fair Value	Options Outstanding at 12/31/13
Robert F. Booth, Ph.D.	4/1/13	15,883
	5/9/13	181,369
	7/1/13	17,564
	10/1/13	17,444
	1/2/14	13,840

		$246,100	61,303

Kenneth A. Clark	4/1/13	$14,486
	5/9/13	181,369
	7/1/13	13,364
	10/1/13	13,530
	1/2/14	11,863

		$234,612	19,568

Eric Halvorson, J.D.	4/1/13	17,797
	5/9/13	181,369
	7/1/13	18,545
	10/1/13	16,593
	1/2/14	15,571

		$249,875	29,604

Minesh P. Mehta, M.D.	4/1/13	16,814
	5/9/13	181,369
	7/1/13	16,582
	10/1/13	15,657
	1/2/14	14,705

		$245,127	25,043

David D. Smith, Ph.D.	4/1/13	15,417
	5/9/13	181,369
	7/1/13	17,073
	10/1/13	17,018
	1/2/14	13,408

		$244,285	176,898

Richard A. van den Broek	4/1/13	17,745
	5/9/13	181,369
	7/1/13	20,400
	10/1/13	19,232
	1/2/14	16,311

		$255,057	94,936

There were no options that were repriced or otherwise materially modified during fiscal year ended December, 31, 2013.

(3)	Prior to his appointment to the Audit Committee or the Compensation Committee, Dr. Smith also was granted options in August 2010 to purchase 1,100 shares of the Company’s common stock, valued as of the grant date at less than $8,000, in connection with consulting services provided in fiscal 2010.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below shows, as of December 31, 2013, information for all equity compensation plans previously approved by stockholders and for all compensation plans not previously approved by stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by security holders (2)	6,022,190	$28.58	3,435,371
Equity compensation plans not approved by security holders	-	-	-
Total	6,022,190	$28.58	3,435,371

(1)	Includes approximately 526,922 shares issuable under the Company’s Employee Stock Purchase Plan. No shares are available for future issuance under the 1995 Stock Option Plan.
(2)	Includes our:
•	2004 Plan
•	1995 Stock Option Plan
•	Employee Stock Purchase Plan

BOARD AUDIT COMMITTEE REPORT *

The Audit Committee of the Board is comprised of three (3) independent directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules listing standards) and operates under a written charter adopted by the Board.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement of Accounting Standard 61, as amended (AICPA, Professional Standards Vol. 1 AU Section 380), as adopted by the Public Company Oversight Board in Rule 3200T, including Statement on Auditing Standard No. 16 “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC. The Audit Committee has also recommended, subject to stockholder ratification, the retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Eric H. Halvorson (chairman)

Richard A. van den Broek

Minesh P. Mehta, M.D.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Richard A. van den Broek, Robert F. Booth, Ph.D. and David D. Smith, Ph.D. None of the members of our Compensation Committee is currently or has been, at any time since our formation, one of our officers or employees. During the fiscal year ended December 31, 2013, no executive officer served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. None of the members of our Compensation Committee currently has or has had any relationship or transaction with a related person requiring disclosure pursuant to Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Retention of Wilson Sonsini Goodrich & Rosati. Kenneth A. Clark, a director of the Company, is a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, Palo Alto, California (“WSGR”). During the fiscal year ended December 31, 2013, the Company retained WSGR as legal counsel for various matters, including matters related to the Company’s BTK Program and matters related to the Company’s worldwide collaboration and license agreement with Janssen Biotech, Inc. which the Company entered into during December 2011. The Company continues to retain WSGR with respect to these and other matters. The Company incurred legal expenses of approximately $2.5 million for services provided by WSGR from January 1, 2013, the beginning of the fiscal year, through March 31, 2014.

The Audit Committee is charged with the review and approval of all related party transactions involving the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. The policy provides that the Audit Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the Audit Committee determines whether the transaction is in the best interests of the Company.

ANNUAL REPORT

A copy of the Company’s Transition Report on Form 10-K for the fiscal year ended December 31, 2013 has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended December 31, 2013 with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain copies of the Annual Report on Form 10-K, without charge, by writing to Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085, Attn: Corporate Secretary.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE BOARD OF DIRECTORS

April 8, 2014

APPENDIX A

PHARMACYCLICS, INC.

2014 Equity Incentive Award Plan

Article 1

Establishment and Purpose

1.1 Establishment of the Plan.   Pharmacyclics, Inc., a Delaware corporation (the “Company” or “Pharmacyclics”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2 Purpose of the Plan.   The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s shareowners, and by providing Participants with an incentive for outstanding performance.

1.3 Effective Date of the Plan.   The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) “Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

(b) “Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.

(c) “Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

(d) “Board” or “Board of Directors” means the Pharmacyclics Board of Directors.

(e) “Cause” means willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Company in its sole discretion.

(f) “Change in Control” shall be deemed to have occurred if (1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s shareowners was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (3) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

(i) “Consultant” means any consultant or adviser if:

(i) The consultant or adviser renders bona fide services to the Company;

(ii) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(iii) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

(j) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k) “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

(l) “Director” means any individual who is a member of the Pharmacyclics Board of Directors. “Independent Director” means a member of the Board who is not an Employee of the Company.

(m) “Disability” means absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(m)(3) of the Code.

(n) “Dividend Equivalents” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(o) “Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or of one of the Company’s Subsidiaries. “Employment” means the employment of an Employee by the Company or one of its Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(q) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(r) “Fair Market Value” means the closing price on NASDAQ (“NASDAQ”) for a Share on the relevant date, or if such date was not a trading day, the immediately preceding trading date, all as determined by the Company. A trading day is any day that the Shares are traded on NASDAQ. In lieu of the foregoing, the Committee may, from time to time, select any other index or measurement to determine the Fair Market Value of Shares under the Plan, including but not limited to an average determined over a period of trading days, in a manner consistent with Section 409A of the Code for Awards subject to Section 409A of the Code, and in a manner consistent with Section 422 of the Code for Incentive Stock Options.

(s) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(t) “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(u) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(v) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(w) “Option” means an option to purchase Shares from Pharmacyclics. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.

(x) “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6 of the Plan.

(y) “Participant” means an Employee or former Employee, a Consultant, or a member of the Board who holds an outstanding Award granted under the Plan.

(z) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(aa) “Performance Criteria” means the criteria provided in Section 8.6.

(bb) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(cc) “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

(dd) “Plan” means the Pharmacyclics, Inc. 2014 Equity Award Incentive Plan, as it may be amended from time to time.

(ee) “Prior Plan” means the Pharmacyclics, Inc. 2004 Equity Incentive Award Plan, as such plan may be amended from time to time.

(ff) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

(gg) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture.

(hh) “Restricted Stock Unit” means an Award granted pursuant to Section 7.9.

(ii) “Shares” or “Stock” means the shares of common stock of the Company.

(jj) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(kk) “Subsidiary” means any corporation, partnership, venture or other entity in which Pharmacyclics holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

(ll) “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

(mm) “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1 The Committee.   The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of the Nasdaq Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

3.2 Authority of the Committee.   The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals (defined below), (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth anniversary of the Effective Date.

All determinations and decisions made by Pharmacyclics pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4

Shares Subject to the Plan

4.1 Number of Shares.   Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 1,800,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Prior Plan as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares, plus (iv) the number of Shares, that are forfeited under the Prior Plan, other than Shares described in Section 4.1(ii) and 4.1(iii) above. The share replenishment provisions of the two immediately preceding Sections 4.1(iii) and 4.1(iv) shall be effective regardless of whether the Prior Plan has terminated or remains in effect. Outstanding Options under the Pharmacyclics, Inc. 1995 Stock Option Plan that expired unexercised will be taken into account. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,000,000, as adjusted under Sections 4.2 and 4.3.

4.2 Share Accounting.   Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c) If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3 Adjustments in Authorized Plan Shares and Outstanding Awards.   In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Section 422 of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and, for Qualified Performance-Based Compensation, in accordance with Section 162(m) of the Code in the number and class of Shares which may be delivered under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.4 Limitation on Number of Shares Subject to Awards.   Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be 500,000, provided that in no event shall any Participant receive one or more Awards of Restricted Stock or Other Stock-Based Awards in excess of 100,000 shares of Stock.

Article 5

Eligibility and Participation

5.1 General.   Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

5.2 Foreign Participants.   In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Stock Options

6.1 Grant of Options.   Subject to the terms and provisions of the Plan, Options may be granted to eligible Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that no Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.

6.2 Form of Issuance.   Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3 Exercise Price.   Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the exercise price nor may Options be cancelled or exchanged for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.

6.4 Duration of Options.   Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.

In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration date of the Incentive Stock Option.

(b) One year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5 Vesting of Options.   A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.

6.6 Exercise of Options.   Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

6.7 Individual Dollar Limitation.   The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed

$100,000.00 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

6.8 Payment.   Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by Pharmacyclics.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part:

(a) Payment may be made in cash.

(b) Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.

(c) If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.

(d) At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.

If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.

Restricted Stock may not be used to pay the Exercise Price.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

6.9 Termination of Employment.   Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

(a) Termination by Death or Disability.   In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

(b) Termination for Cause.   In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c) Other Termination of Employment.   In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i) All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii) In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d) Options not Vested at Termination.   Except as provided in paragraph (a) above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e) Other Terms and Conditions.   Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10 Restrictions on Exercise and Transfer of Options.   Unless otherwise provided by the Committee:

(a) During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative.

After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b) No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7

Restricted Stock

7.1 Grant of Restricted Stock.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6, herein, with respect to Performance-Based Awards.

7.2 Restricted Stock Agreement.   The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

7.3 Transferability.   Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

7.4 Restrictions.   The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5 Removal of Restrictions.   Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6 Voting Rights, Dividends and Other Distributions.   Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

7.7 Termination of Employment Due to Death or Disability.   In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

7.8 Termination of Employment for Other Reasons.   Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.

7.9 Restricted Stock Units.   In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall not receive dividends, but shall, unless otherwise provided by the Committee, receive Dividend Equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates. Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8

Performance-Based Awards

8.1 Purpose.   The purpose of this Article 8 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2 Applicability.   This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3 Procedures with Respect to Performance-Based Awards.   To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4 Payment of Performance-Based Awards.   Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

8.5 Performance Period.   The Performance Period is set by the Committee for each Award.

8.6 Performance Goals.   For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. Unless previously canceled or reduced, Performance Shares and Performance Stock Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled at the time they would otherwise be distributable.

The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:

(a) Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

(b) Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

(c) The Company’s Stock price, return on stockholders’ equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

(d) Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

If the material terms of the Performance Criteria are not changed, they will be disclosed to and reported to the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Performance Criteria.

8.7 Additional Limitations.   Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.8 Termination of Employment for Cause.   In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company.

8.9 Nontransferability.   Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 9

Other Types of Awards

9.1 Performance Share Awards.   Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2 Performance Stock Units.   Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of

Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.

(b) Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

9.4 Deferred Stock.   Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5 Stock Appreciation Rights.   Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

9.6 Other Stock-Based Awards.   Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.7 Performance Bonus Awards.   Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,500,000.

9.8 Term.   Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

9.9 Exercise or Purchase Price.   The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.10 Exercise Upon Termination of Employment or Service.   An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a Termination of Employment, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

9.11 Form of Payment.   Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.12 Award Agreement.   All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

9.13 Termination of Employment for Cause.   In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.14 Nontransferability.   Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 10

Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 7.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the

Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

Article 11

Employee Matters

11.1 Employment Not Guaranteed.   Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

11.2 Participation.   No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3 Reimbursement of Company for Unearned or Ill-gotten Gains.   Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

Article 12

Change in Control

Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:

(a) Any and all Options granted hereunder to a Participant immediately shall become vested and exercisable upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason”;

(b) Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason” provided, Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within two years following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment;

(c) Unless otherwise determined by the Committee, the payout of Performance Stock Units and Performance Shares shall be determined exclusively by the attainment of the Performance Goals established by the Committee, which may not be modified after the Change in Control, and Pharmacyclics shall not have the right to reduce the Awards for any other reason;

(d) For purposes of this Plan, “Good Reason” means in connection with a termination of employment by a Participant within two (2) years following a Change in Control, (a) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to Pharmacyclics or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and Pharmacyclics shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that Pharmacyclics or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within two (2) years following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

Article 13

Amendment, Modification, and Termination

13.1 Amendment, Modification, and Termination.   With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

13.2 Awards Previously Granted.   No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

13.3 Delay in Payment.   To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by Pharmacyclics in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Withholding

14.1 Tax Withholding.   Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

14.2 Share Withholding.   Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.9(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 15

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16

Legal Construction

16.1 Gender and Number.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2 Severability.   In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3 Requirements of Law.   The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4 Errors.   At any time Pharmacyclics may correct any error made under the Plan without prejudice to Pharmacyclics. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5 Elections and Notices.   Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by Pharmacyclics or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by Pharmacyclics or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by Pharmacyclics (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. Pharmacyclics may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to Pharmacyclics under the Plan, it shall be delivered to the principal office of Pharmacyclics, directed to the attention of the General Counsel of Pharmacyclics or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of Pharmacyclics or, at the option of Pharmacyclics, to the Participant’s e-mail address as shown on the records of Pharmacyclics.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of Pharmacyclics. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6 Governing Law.   To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of

Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

16.7 Venue.   The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of California with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in California, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such California court, and no other, (c) such California court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such California court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

16.8 409A Compliance.   Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.

16.9 No Obligation to Notify.   Pharmacyclics shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, Pharmacyclics shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. Pharmacyclics has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

16.10 Indemnification.   To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.11 Reporting.   The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

PHARMACYCLICS, INC. 995 EAST ARQUES AVENUE SUNNYVALE CA 94085

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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NAME

THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K

CONTROL # 000000000000

SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

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The Board of Directors recommends you vote

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All

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individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR the following:

1.

Election of Directors

Nominees

01

Robert F. Booth, Ph.D.

02

Kenneth A. Clark

03

Robert W. Duggan

04

Eric H. Halvorson

05

Minesh P. Mehta, M.D.

06

David D. Smith, Ph.D.

07

Richard van den Broek

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

For

Against

Abstain

2

to approve the Company’s 2014 Equity Incentive Award Plan.

3

to approve an advisory resolution regarding the compensation of the Company’s named executive officers.

4

to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

SHARES

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Date

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10K/Proxy Statement is/are available at www.proxyvote.com.

PHARMACYCLICS, INC. Annual Meeting of Stockholders May 8, 2014 11:00 AM

This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and appoints Robert W. Duggan and Manmeet Soni, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting Of Stockholders of the Company to be held at the Company’s facility, 995 East Arques Avenue, Sunnyvale, CA 94085 on Thursday, May 8, 2014 at 11:00 a.m. (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could cause if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

Continued and to be signed on reverse side

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